   As filed with the Securities and Exchange Commission on January 27, 1999

                                                     Registration No. 333-69427

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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------

                                AMENDMENT NO. 1
                                      TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933

                               ----------------

                       AMERICAN BAR ASSOCIATION MEMBERS/
                         STATE STREET COLLECTIVE TRUST
            (Exact name of registrant as specified in its charter)

                               ----------------

      Massachusetts                  6722                    04-6691601
     (State or other          (Primary Standard            (IRS Employer
     jurisdiction of              Industrial            Identification No.)
     incorporation or        Classification Code
      organization)                Number)

               225 Franklin Street, Boston, Massachusetts 02110
                                (617) 985-3000
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                        Maureen Scannell Bateman, Esq.
                 Executive Vice President and General Counsel
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110
                                (617) 985-3000
           (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)

                                with a copy to:
                            Judith R. Thoyer, Esq.
                   Paul, Weiss, Rifkind, Wharton & Garrison
                          1285 Avenue of the Americas
                         New York, New York 10019-6064
                                (212) 373-3000

  Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. [X]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
  Pursuant to Rule 429 under the Securities Act, the prospectus contained in this Registration Statement also relates to Registration Statement No. 333-23633.

                               ----------------

  The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a futher amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

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

                PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules.

  (a) Exhibits

 Exhibit No.                    Description of Document
 -----------                    -----------------------
    3.1      American Bar Association Members/State Street Collective
             Trust, Declaration of Trust by State Street Bank and Trust
             Company, amended and restated December 5, 1991, with
             Exhibits 1-5 attached thereto, included as Exhibit 3.1 to
             Registrant's Form S-1 Registration Statement No. 33-50080
             and incorporated herein by reference thereto.
    3.2      American Bar Association Members/State Street Collective
             Trust, Amendment to Declaration of Trust by State Street
             Bank and Trust Company dated July 31, 1995, included as
             Exhibit 3.2 to Registrants Form S-1 Registration Statement
             No. 33-92120 and incorporated herein by reference thereto.
    3.3*     American Bar Association Members/State Street Collective
             Trust, Third Amended Fund Declaration, dated as of January
             1, 1999, for the Stable Asset Return Fund.
    3.4*     American Bar Association Members/State Street Collective
             Trust, Second Amended and Restated Fund Declaration, dated as of January 1, 1999, for the Intermediate Bond Fund.
    3.5*     American Bar Association Members/State Street Collective
             Trust, Third Amended and Restated Fund Declaration, dated as of January 1, 1999, for the Balanced Fund.
    3.6*     American Bar Association Members/State Street Collective
             Trust, Second Amended and Restated Fund Declaration, dated as of January 1, 1999, for the Value Equity Fund.
    3.7*     American Bar Association Members/State Street Collective
             Trust, Third Amended and Restated Fund Declaration, dated as of January 1, 1999, for the Growth Equity Fund.
    3.8*     American Bar Association Members/State Street Collective
             Trust, Third Amended and Restated Fund Declaration, dated as of January 1, 1999, for the Index Equity Fund.
    3.9*     American Bar Association Members/State Street Collective
             Trust, Third Amended and Restated Fund Declaration, dated as of January 1, 1999, for the Aggressive Equity Fund.
    3.10*    American Bar Association Members/State Street Collective
             Trust, Second Amended and Restated Fund Declaration, dated as of January 1, 1999, for the International Equity Fund.
    3.11*    American Bar Association Members/State Street Collective
             Trust, First Amended and Restated Fund Declaration, dated as of January 1, 1999, for the Structured Portfolio Service.
    4.1      American Bar Association Members/State Street Collective
             Trust, Fund Declaration for each Fund and the Structured
             Portfolio Service, included in Exhibits No. 3.1 through 3.11 above.
    5.1*     Opinion of Paul, Weiss, Rifkind, Wharton & Garrison
             regarding the legality of the Units registered.
    5.2*     Opinion of Goodwin, Procter & Hoar LLP regarding matters of
             Massachusetts law.
   10.1      Trust Agreement of the American Bar Association Members
             Retirement Trust, amended and restated as of January 1,
             1992, by and between the American Bar Retirement Association and State Street Bank and Trust Company, included as Exhibit
             10.1 to Registrant's Form 10-K for the year ended December
             31, 1991 and incorporated herein by reference thereto.

 Exhibit No.                    Description of Document
 -----------                    -----------------------

  10.2       Trust Agreement of the American Bar Association Members
             Pooled Trust for Retirement Plans, amended and restated as of January 1, 1992, by and between the American Bar
             Retirement Association and State Street Bank and Trust
             Company, included as Exhibit 10.2 to Registrant's Form 10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.
  10.3       Amendment to the American Bar Association Members Retirement
             Trust dated July 31, 1995 by and between the American Bar
             Retirement Association and State Street Bank and Trust
             Company, included as Exhibit 10.3 to Registrants Form S-1
             Registration Statement No. 33-92120 and incorporated herein by reference thereto.
  10.4       Amendment to the American Bar Association Members Pooled
             Trust for Retirement Plans dated July 31, 1995 by and between the American Bar Retirement Association and State
             Street Bank and Trust Company, included as Exhibit 10.4 to
             Registrants Form S-1 Registration Statement No. 33-92120 and incorporated herein by reference thereto.
  10.5       American Bar Association Members Retirement Plan--Basic Plan
             Document No. 01, as approved by the Internal Revenue Service on December 16, 1996 .
  10.6       American Bar Association Members Defined Benefit Pension
             Plan--Basic Plan Document No. 02 and related participation agreements, included as Exhibit 10.4 to Pre-Effective
             Amendment No. 1 to Registrant's Registration Statement on
             Form S-1 No. 33-42274 and incorporated herein by reference thereto.
  10.7**     Administrative and Investment Services Agreement effective
             January 1, 1999, between State Street Bank and Trust Company and the American Bar Retirement Association.
  10.8 Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and Capital Guardian Trust Company relating to the Growth Equity
             Fund, included as Exhibit 10.6 to Registrant's Annual Report on Form 10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.
  10.9 Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and RCM
             Capital Management relating to the Growth Equity Fund, included as Exhibit 10.8 to Registrant's Annual Report on
             Form 10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.
  10.10 Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and Capital Guardian Trust Company relating to the Aggressive
             Equity Fund, included as Exhibit 10.9 to Registrant's Annual
             Report on Form 10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.
  10.11 Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and Sit
             Investment Associates, Inc. relating to the Aggressive
             Equity Fund, included as Exhibit 10.10 to Registrant's
             Annual Report on Form 10-K for the year ended December 31,
             1991 and incorporated herein by reference thereto.
  10.12 Investment Advisor Agreement effective as of October 1, 1992 by and between State Street Bank and Trust Company and Miller, Anderson & Sherrerd relating to the Balanced Fund, included as Exhibit 10.13 to Registrant's Form S-1
             Registration Statement No. 33-50080 and incorporated herein by reference thereto.
  10.13      Investment Advisor Agreement effective as of November 1,
             1992 by and between State Street Bank and Trust Company and
             Lincoln Capital Management Company relating to the Balanced
             Fund, included as Exhibit 10.14 to Registrant's Annual
             Report on Form 10-K for the year ended December 31, 1992 and incorporated herein by reference thereto.

 Exhibit No.                   Description of Document
 -----------                   -----------------------

  10.14      Investment Advisor Agreement effective as of June 30, 1997 by and between State Street Bank and Trust Company and
             Capital Guardian Trust Company relating to the Balanced
             Fund, included as Exhibit 10.1 to Registrant's Quarterly
             Report on Form
             10-Q for the quarter ended June 30, 1997 and incorporated
             herein by reference thereto.
  10.15      Investment Advisor Agreement dated July 31, 1995 by and
             between State Street Bank and Trust Company and Sanford
             Bernstein & Co. Inc. relating to the Value Equity Fund,
             included as Exhibit 10.17 to Registrants Form S-1
             Registration Statement No. 33-92120 and incorporated herein by reference thereto.
  10.16      Plan of Merger effective as of September 5, 1995 merging
             Blended Rate Fund with and into Enhanced Short Term
             Investment Fund, included as Exhibit 10.18 to Registrants
             Form S-1 Registration Statement No. 33-92120 and
             incorporated herein by reference thereto.
  10.17      Investment Advisor Agreement effective as of June 13, 1997 by and between State Street Bank and Trust Company and
             Bankers Trust Company relating to the Growth Equity Fund,
             included as Exhibit 10.2 to the Registrant's Quarterly
             report on Form 10-Q for the quarter ended June 30, 1997 and incorporated herein by reference thereto.
  23.1*      Consent of Paul, Weiss, Rifkind, Wharton & Garrison,
             included in the opinion filed as Exhibit 5.1.
  23.2*      Consent of Goodwin, Procter & Hoar LLP, included in the
             opinion filed as Exhibit 5.2.
  23.3**     Consent of Price Waterhouse.
  24.1**     Power of Attorney.
  27.1**     Financial Data Schedule--Aggressive Equity Fund
  27.2**     Financial Data Schedule--Balanced Fund
  27.3**     Financial Data Schedule--Growth Equity Fund
  27.4**     Financial Data Schedule--Index Equity Fund
  27.5**     Financial Data Schedule--Intermediate Bond Fund
  27.6**     Financial Data Schedule--International Fund
  27.7**     Financial Data Schedule--Stable Asset Return Fund
  27.8**     Financial Data Schedule--Value Equity Fund
  27.9**     Financial Data Schedule--Structured Portfolio
              Service Conservative Portfolio
  27.10**    Financial Data Schedule--Structured Portfolio
              Service Moderate Portfolio
  27.11**    Financial Data Schedule--Structured Portfolio
              Service Aggressive Portfolio

--------
*Filed herewith.
**Previously filed.


(b) Financial Statement Schedules and Related Reports

    A Schedule of Investments for each of the Aggressive Equity Fund, the Balanced Fund, the Growth Equity Fund and the Value Equity Fund is filed as part of this Registration Statement. See "Index to Financial Statements."

  All other schedules and reports are omitted because they are not applicable or not required, or because the information required therein is included in the financial statements or the notes thereto.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on January 26, 1999.

                                          AMERICAN BAR ASSOCIATION MEMBERS/
                                           STATE STREET COLLECTIVE TRUST

                                                /s/ James S. Phalen
                                          By: _________________________________
                                             Name: James S. Phalen
                                             Title:  President and Chief
                                                   Executive Officer

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              Signature                         Title             Date
              ---------                         ------            ----

         /s/ James S. Phalen            President and Chief    January 26, 1999
-------------------------------------    Executive Officer
           James S. Phalen               of the American Bar
                                         Association
                                         Members/State
                                         Street Collective
                                         Trust (Principal
                                         Executive Officer)

         /s/ Nancy P. Antin             Vice President and     January 26, 1999
-------------------------------------    Chief Financial
           Nancy P. Antin                Officer of the
                                         American Bar
                                         Association
                                         Members/State
                                         Street Collective
                                         Trust (Principal
                                         Financial Officer)

        /s/ Susan C. Daniels            Treasurer and Chief    January 26, 1999
-------------------------------------    Accounting Officer
          Susan C. Daniels               of the American Bar
                                         Association
                                         Members/State
                                         Street Collective
                                         Trust (Principal
                                         Accounting Officer)

              Signature                         Title             Date
              ---------                         -----             ----

                                        Director of State
-------------------------------------    Street Bank and
         Tenley E. Albright              Trust Company

                  *                     Director of State      January 26, 1999
-------------------------------------    Street Bank and
        I. MacAllister Booth             Trust Company

                  *                     Director of State      January 26, 1999
-------------------------------------    Street Bank and
         Marshall N. Carter              Trust Company

                  *                     Director of State      January 26, 1999
-------------------------------------    Street Bank and
         James I. Cash, Jr.              Trust Company

                  *                     Director of State      January 26, 1999
-------------------------------------    Street Bank and
          Truman S. Casner               Trust Company

                  *                     Director of State      January 26, 1999
-------------------------------------    Street Bank and
         Nader F. Darehshori             Trust Company

                  *                     Director of State      January 26, 1999
-------------------------------------    Street Bank and
         Arthur L. Goldstein             Trust Company

                  *                     Director of State      January 26, 1999
-------------------------------------    Street Bank and
           David P. Gruber               Trust Company


              Signature                         Title             Date
              ---------                         ------            ----

                  *                     Director of State      January 26, 1999
-------------------------------------    Street Bank and
           Charles F. Kaye               Trust Company

                  *                     Director of State      January 26, 1999
-------------------------------------    Street Bank and
          John M. Kucharski              Trust Company

                  *                     Director of State      January 26, 1999
-------------------------------------    Street Bank and
         Charles R. LaMantia             Trust Company

                  *                     Director of State      January 26, 1999
-------------------------------------    Street Bank and
           David B. Perini               Trust Company

                  *                     Director of State      January 26, 1999
-------------------------------------    Street Bank and
          Dennis J. Picard               Trust Company

                  *                     Director of State      January 26, 1999
-------------------------------------    Street Bank and
           David A. Spina                Trust Company

                  *                     Director of State      January 26, 1999
-------------------------------------    Street Bank and
         Diana Chapman Walsh             Trust Company

       /s/ Nicholas A. Lopardo
*By _________________________________
      Name: Nicholas A. Lopardo
          Attorney-in-Fact

    /s/ Maureen Scannell Bateman
*By _________________________________
   Name: Maureen Scannell Bateman
          Attorney-in-Fact

                                 EXHIBIT INDEX

 Exhibit No.                    Description of Document
 -----------                    -----------------------
    3.1      American Bar Association Members/State Street Collective
             Trust, Declaration of Trust by State Street Bank and Trust
             Company, amended and restated December 5, 1991, with
             Exhibits 1-5 attached thereto, included as Exhibit 3.1 to
             Registrant's Form S-1 Registration Statement No. 33-50080
             and incorporated herein by reference thereto.
    3.2      American Bar Association Members/State Street Collective
             Trust, Amendment to Declaration of Trust by State Street
             Bank and Trust Company dated July 31, 1995, included as
             Exhibit 3.2 to Registrants Form S-1 Registration Statement
             No. 33-92120 and incorporated herein by reference thereto.
    3.3*     American Bar Association Members/State Street Collective
             Trust, Third Amended Fund Declaration, dated as of January
             1, 1999, for the Stable Asset Return Fund.
    3.4*     American Bar Association Members/State Street Collective
             Trust, Second Amended and Restated Fund Declaration, dated as of January 1, 1999, for the Intermediate Bond Fund.
    3.5*     American Bar Association Members/State Street Collective
             Trust, Third Amended and Restated Fund Declaration, dated as of January 1, 1999, for the Balanced Fund.
    3.6*     American Bar Association Members/State Street Collective
             Trust, Second Amended and Restated Fund Declaration, dated as of January 1, 1999, for the Value Equity Fund.
    3.7*     American Bar Association Members/State Street Collective
             Trust, Third Amended and Restated Fund Declaration, dated as of January 1, 1999, for the Growth Equity Fund.
    3.8*     American Bar Association Members/State Street Collective
             Trust, Third Amended and Restated Fund Declaration, dated as of January 1, 1999, for the Index Equity Fund.
    3.9*     American Bar Association Members/State Street Collective
             Trust, Third Amended and Restated Fund Declaration, dated as of January 1, 1999, for the Aggressive Equity Fund.
    3.10*    American Bar Association Members/State Street Collective
             Trust, Second Amended and Restated Fund Declaration, dated as of January 1, 1999, for the International Equity Fund.
    3.11*    American Bar Association Members/State Street Collective
             Trust, First Amended and Restated Fund Declaration, dated as of January 1, 1999, for the Structured Portfolio Service.
    4.1      American Bar Association Members/State Street Collective
             Trust, Fund Declaration for each Fund and the Structured
             Portfolio Service, included in Exhibits No. 3.1 through 3.11 above.
    5.1*     Opinion of Paul, Weiss, Rifkind, Wharton & Garrison
             regarding the legality of the Units registered.
    5.2*     Opinion of Goodwin, Procter & Hoar LLP regarding matters of
             Massachusetts law.
   10.1      Trust Agreement of the American Bar Association Members
             Retirement Trust, amended and restated as of January 1,
             1992, by and between the American Bar Retirement Association and State Street Bank and Trust Company, included as Exhibit
             10.1 to Registrant's Form 10-K for the year ended December
             31, 1991 and incorporated herein by reference thereto.
   10.2      Trust Agreement of the American Bar Association Members
             Pooled Trust for Retirement Plans, amended and restated as of January 1, 1992, by and between the American Bar
             Retirement Association and State Street Bank and Trust
             Company, included as Exhibit 10.2 to Registrant's Form 10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.

 Exhibit No.                    Description of Document
 -----------                    -----------------------
   10.3      Amendment to the American Bar Association Members Retirement
             Trust dated July 31, 1995 by and between the American Bar
             Retirement Association and State Street Bank and Trust
             Company, included as Exhibit 10.3 to Registrants Form S-1
             Registration Statement No. 33-92120 and incorporated herein by reference thereto.
   10.4      Amendment to the American Bar Association Members Pooled
             Trust for Retirement Plans dated July 31, 1995 by and
             between the American Bar Retirement Association and State
             Street Bank and Trust Company, included as Exhibit 10.4 to
             Registrants Form S-1 Registration Statement No. 33-92120 and
             incorporated herein by reference thereto.
   10.5      American Bar Association Members Retirement Plan--Basic Plan
             Document No. 01, as approved by the Internal Revenue Service on December 16, 1996.
   10.6      American Bar Association Members Defined Benefit Pension
             Plan--Basic Plan Document No. 02 and related participation agreements, included as Exhibit 10.4 to Pre-Effective
             Amendment No. 1 to Registrant's Registration Statement on
             Form S-1 No. 33-42274 and incorporated herein by reference thereto.
   10.7**    Administrative and Investment Services Agreement effective
             January 1, 1999, between State Street Bank and Trust Company and the American Bar Retirement Association.
   10.8      Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and
             Capital Guardian Trust Company relating to the Growth Equity
             Fund, included as Exhibit 10.6 to Registrant's Annual Report on Form 10-K for the year ended December 31, 1991 and
             incorporated herein by reference thereto.
   10.9      Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and RCM
             Capital Management relating to the Growth Equity Fund,
             included as Exhibit 10.8 to Registrant's Annual Report on
             Form 10-K for the year ended December 31, 1991 and
             incorporated herein by reference thereto.
   10.10     Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and
             Capital Guardian Trust Company relating to the Aggressive
             Equity Fund, included as Exhibit 10.9 to Registrant's Annual
             Report on Form 10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.
   10.11     Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and Sit
             Investment Associates, Inc. relating to the Aggressive
             Equity Fund, included as Exhibit 10.10 to Registrant's
             Annual Report on Form 10-K for the year ended December 31,
             1991 and incorporated herein by reference thereto.
   10.12     Investment Advisor Agreement effective as of October 1, 1992 by and between State Street Bank and Trust Company and
             Miller, Anderson & Sherrerd relating to the Balanced Fund, included as Exhibit 10.13 to Registrant's Form S-1
             Registration Statement No. 33-50080 and incorporated herein by reference thereto.
   10.13     Investment Advisor Agreement effective as of November 1,
             1992 by and between State Street Bank and Trust Company and
             Lincoln Capital Management Company relating to the Balanced
             Fund, included as Exhibit 10.14 to Registrant's Annual
             Report on Form 10-K for the year ended December 31, 1992 and incorporated herein by reference thereto.

 Exhibit No.                    Description of Document
 -----------                    -----------------------
  10.14      Investment Advisor Agreement effective as of June 30, 1997 by and between State Street Bank and Trust Company and
             Capital Guardian Trust Company relating to the Balanced
             Fund, included as Exhibit 10.1 to Registrant's Quarterly
             Report on Form 10-Q for the quarter ended June 30, 1997 and incorporated herein by reference thereto.
  10.15      Investment Advisor Agreement dated July 31, 1995 by and
             between State Street Bank and Trust Company and Sanford
             Bernstein & Co. Inc. relating to the Value Equity Fund,
             included as Exhibit 10.17 to Registrants Form S-1
             Registration Statement No. 33-92120 and incorporated herein by reference thereto.
  10.16      Plan of Merger effective as of September 5, 1995 merging
             Blended Rate Fund with and into Enhanced Short Term
             Investment Fund, included as Exhibit 10.18 to Registrants
             Form S-1 Registration Statement No. 33-92120 and
             incorporated herein by reference thereto.
  10.17      Investor Advisor Agreement effective as of June 13, 1997 by and between State Street Bank and Trust Company and Bankers
             Trust Company relating to the Growth Equity Fund, included as Exhibit 10.2 to the Registrant's Quarterly Report on Form
             10-Q for the quarter ended June 30, 1997 and incorporated
             herein by reference thereto.
  23.1*      Consent of Paul, Weiss, Rifkind, Wharton & Garrison,
             included in the opinion filed as Exhibit 5.1.
  23.2*      Consent of Goodwin, Procter & Hoar LLP, included in the
             opinion filed as Exhibit 5.2.
  23.3**     Consent of Price Waterhouse.
  24.1**     Power of Attorney.
  27.1**     Financial Data Schedule--Aggressive Equity Fund
  27.2**     Financial Data Schedule--Balanced Fund
  27.3**     Financial Data Schedule--Growth Equity Fund
  27.4**     Financial Data Schedule--Index Equity Fund
  27.5**     Financial Data Schedule--Intermediate Bond Fund
  27.6**     Financial Data Schedule--International Fund
  27.7**     Financial Data Schedule--Stable Asset Return Fund
  27.8**     Financial Data Schedule--Value Equity Fund
  27.9**     Financial Data Schedule--Structured Portfolio
             Service Conservative Portfolio
  27.10**    Financial Data Schedule--Structured Portfolio
             Service Moderate Portfolio
  27.11**    Financial Data Schedule--Structured Portfolio
             Service Aggressive Portfolio

--------
*Filed herewith.
**Previously filed.